UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2015

AMERICAN HONDA FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

001-36111	California	95-3472715
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

20800 Madrona Avenue, Torrance, California		90503
(Address of Principal Executive Offices)		(Zip Code)

(310) 972-2288

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 5, 2015, American Honda Finance Corporation (“AHFC”) entered into the First Amendment to Credit Agreement (the “First Amendment”), among AHFC, the lenders party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other agents party thereto, amending its $3,500,000,000 five year unsecured revolving credit facility under its Five Year Credit Agreement, dated as of March 7, 2014 (the “Five Year Credit Agreement”). A copy of the Five Year Credit Agreement was filed by AHFC as Exhibit 10.2 to its Form 8-K on March 11, 2014.

The First Amendment extends the commitment termination date of the Five Year Credit Agreement from March 7, 2019 to March 7, 2020 (the “Five Year Credit Agreement Termination Date”).

Certain of the lenders party to the Five Year Credit Agreement, as well as certain of their respective affiliates, have performed, and may in the future perform, commercial banking, investment banking, underwriting and other financial advisory services for AHFC and its affiliates, for which they have received, and will receive, customary fees and expenses.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the First Amendment is included in this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 and below under Item 8.01 is hereby incorporated by reference in its entirety in this Item 2.03.

Item 8.01	Other Events.

AHFC also announced on March 5, 2015 that it received extension letters (the “Extension Letters”) agreeing to extend the commitment termination date of its $3,500,000,000 364 day unsecured revolving credit facility under its 364 Day Credit Agreement, dated as of March 7, 2014 (as amended by the Extension Letters, the “364 Day Credit Agreement”), among AHFC, the lenders party thereto and the Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other agents party thereto. A copy of the 364 Day Credit Agreement was filed by AHFC as Exhibit 10.1 to its Form 8-K on March 11, 2014.

The Extension Letters extend the commitment termination date of the 364 Day Credit Agreement from March 6, 2015 to March 4, 2016 (the “364 Day Credit Agreement Termination Date”).

Certain of the lenders party to the 364 Day Credit Agreement, as well as certain of their respective affiliates, have performed, and may in the future perform, commercial banking, investment banking, underwriting and other financial advisory services for AHFC and its affiliates, for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Extension Letters does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the Extension Letters is included in this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Credit Agreement dated as of March 5, 2015, among American Honda Finance Corporation, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other agents party thereto.

10.2	Extension Letters to the 364 Day Credit Agreement among American Honda Finance Corporation, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other agents party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HONDA FINANCE CORPORATION

Date: March 9, 2015	By:	/s/ Paul C. Honda
Paul C. Honda
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement dated as of March 5, 2015, among American Honda Finance Corporation, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other agents party thereto.

10.2	Extension Letters to the 364 Day Credit Agreement among American Honda Finance Corporation, the banks party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other agents party thereto.